UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2006

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PETROL OIL AND GAS, INC.

(Exact name of registrant as specified in its charter)

__________________________________________________

Nevada	000-3009	90-0066187
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

3161 E. Warm Springs Road
Suite 300
Las Vegas, Nevada	89120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including are code: (702) 454-7318

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 3, 2006, the Registrant mailed postcards to approximately 125 of its stockholders inviting them to view a presentation by its Chairman and CEO Paul Branagan in his address to the Independent Petroleum Association of America (IPAA) Small Cap Oil & Gas Investment Symposium (OGIS) at the Westin Diplomat Hotel in Hollywood, Florida. Mr. Branagan’s address and accompanying slide presentation can be viewed Live via Webcast at www.investorcalendar.com/CEPage.asp?ID=100502 at 8:45 am EST on Thursday, February 9, 2006.   A copy of the postcard is attached hereto as Exhibit 99.1.

The Registrant’s presentation will address its present and future business prospects. A copy of the presentation is attached hereto as Exhibit 99.2.

The presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management’s expectations as of the date hereof. The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements.

Cautionary Note to U.S. Investors – The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves as defined in Rule 4-10(a) of Regulation S-X. The presentation may contain certain terms such as probable reserves and possible reserves, which the SEC’s guidelines strictly prohibit the Registrant from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in the Registrant’s Form 10-KSB, File No. 000-30009, available from the Registrant at 3161 E. Warm Springs Road, Suite 300, Las Vegas, Nevada 89120. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

Item 8.01 Other Events.

Press Releases

On February 6, 2006, the Registrant issued a press release announcing that its Chairman and CEO, Paul Branagan, will address the Independent Petroleum Association of America (IPAA) Oil & Gas Investment Symposium (OGIS) Small Cap to be held February 7-9, 2006 at the Westin Diplomat Hotel in Hollywood, Florida.

A copy of the press release is attached hereto as Exhibit 99.3.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

EXHIBITS

99.1 Postcard to Stockholders, dated February 3, 2006
99.2 Presentation
99.3 Press Release, dated February 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PETROL OIL AND GAS, INC.

By:/s/ Paul Branagan

Paul Branagan, President

Date: February 7, 2006

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